SUBSEQUENT EVENTS	6 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 16 -     SUBSEQUENT EVENTS
The ongoing coronavirus (“COVID-19”) outbreak emanating from China at the beginning of 2020 has surged outside China recently. The Company’s business operations and financial condition may be materially and adversely affected as a result of any slowdown in economic growth, operation disruptions or other losses that may be incurred due to inability to collect outstanding accounts receivable and other asset impairments. Due to the significant uncertainties surrounding the COVID-19 outbreak, the extent of the negative impact to the Company’s operating results and financial condition cannot be reasonably estimated at this time.